UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 11, 2006 (August 9, 2006)

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000
Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)
Commission File Number: 0-019020
Registrant’s telephone number, including area code: (337) 232-7028
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On August 9, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of the PetroQuest Energy, Inc. (the “Company”) authorized grants to Charles T. Goodson, the Company’s Chairman of the Board, Chief Executive Officer and President, of both options to purchase 81,159 shares of the Company’s common stock and 212,578 shares of restricted common stock. The Company’s four most highly compensated executive officers, other than Mr. Goodson, received grants of options and restricted stock on May 16, 2006 as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2006.
     The options have an exercise price equal to the closing sales price on the business day immediately preceding the date of the grant as reported on the New York Stock Exchange, with a term of ten years and vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the date of the grant. If an executive officer is terminated due to retirement or if an executive officer voluntarily terminates his employment with the Company, the unvested portion of their options shall expire immediately and the vested portion shall expire on the earlier of the tenth anniversary of the date of grant or three months after such termination. If an executive officer is terminated due to death or disability, the vesting of the options will be accelerated and the entire option grant will be 100% vested on the date of termination and will expire on the earlier of the tenth anniversary of the date of grant or 365 calendar days after the date of the executive officer’s termination. In addition, the option grants are subject to immediate forfeiture if the executive officer is terminated for cause. In the event of a Change of Control (as such term is defined in the Company’s 1998 Incentive Plan (the “Incentive Plan”) and the executive officer’s Termination Agreement with the Company), the options shall be 100% vested as of the date immediately preceding such Change of Control.
     The restricted stock vests over a five year period with one-fourth vesting on each of the first, second, third and fifth anniversaries of the date of the grant. No portion of the restricted stock vests on the fourth anniversary of the date of the grant. If an executive officer is terminated for any reason other than retirement, disability or death, any shares of restricted stock that remain unvested shall be forfeited immediately. In the event of a termination due to retirement, disability or death, all shares of restricted stock shall be 100% vested as of the date of such termination. In the event of a Change of Control (as such term is defined in the Incentive Plan and the executive officer’s Termination Agreement with the Company), the restricted stock shall be 100% vested as of the date immediately preceding such Change of Control.
     The foregoing descriptions of the forms of Incentive Stock Option Agreement and Restricted Stock Agreement for executive officers are qualified in their entirety by reference to the agreements, which are incorporated herein by reference and are attached hereto as Exhibits 10.1 and 10.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1
Form of Incentive Stock Option Agreement for executive officers (including Charles T. Goodson) under the Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2006).

10.2
Form of Restricted Stock Agreement for executive officers (including Charles T. Goodson) under the Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2006).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 11, 2006

PETROQUEST ENERGY, INC.
/s/ Daniel G. Fournerat
Daniel G. Fournerat, Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
10.1
Form of Incentive Stock Option Agreement for executive officers (including Charles T. Goodson) under the Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2006).

10.2
Form of Restricted Stock Agreement for executive officers (including Charles T. Goodson) under the Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2006).